UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:
June 17, 2022
(Date of earliest event reported)

Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave., Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events
Star Equity Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, in order to give effect to a change in segment reporting.
Effective the first quarter of 2022, we realigned our internal reporting structure into three reportable segments by combining Diagnostic Imaging and Diagnostic Services into one Healthcare segment to reflect the manner in which our Chief Operating Decision Maker (“CODM”) assesses performance and allocates resources. Pursuant to these changes, effective in the first quarter of 2022, the Company operates in the following reportable segments:
1.Healthcare
2.Construction
3.Investments
All segment revenues and segment profits for the periods presented have been recast to conform to the 2022 reportable segment structure.
We began to report under our new segments effective with the filing of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 (the “Q1 Form 10-Q”), filed with the SEC on May 23, 2022. In our Q1 Form 10-Q, we recasted the unaudited consolidated financial statements as of and for the three months ended March 31, 2021 to reflect the retrospective application of our new segments. Exhibit 99.1 to this Form 8-K updates and supersedes the information in the following items of our 2021 Form 10-K as initially filed to reflect retrospective application of the new segments and reclassified historical results to conform to the new segment presentation: Part I. Item 1, Business; Part I. Item 1A, Risk Factors; Part I. Item 2, Properties; Part II. Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II. Item 8, Financial Statements and Supplementary Data. These adjustments had no impact on the Company’s consolidated operating results, cash flows or equity. Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after March 31, 2022, the date we filed the 2021 Form 10-K with the SEC. For a discussion of events and developments subsequent to the filing of the 2021 Form 10-K, please refer to our filings with the SEC since that date. This exhibit should be read in conjunction with the 2021 Form 10-K, the Q1 Form 10-Q and any other documents we have filed with the SEC subsequent to May 23, 2022.
Item 9.01.  Financial Statements and Exhibits
(d)  Exhibits:

Exhibit No.	Description

99.1	Revised Part I, Item 1., Part I, Item 1A., Part I, Item 2., Part II, Item 7. and Part II, Item 8. of the Annual Report on Form 10-K for the year ended December 31, 2021.
23.1	Consent of BDO USA, LLP, independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman Jr.
Richard K. Coleman Jr. Chief Executive Officer
Date:     June 17, 2022